15. DERIVATIVE WARRANT LIABILITY	6 Months Ended
Jun. 30, 2014
Derivative Warrant Liability
DERIVATIVE WARRANT LIABILITY

The Series C Warrants issued in connection with our agreement with the Full Circle private placement offering initially provided Full Circle with the opportunity to purchase 1,000,000 shares of the Common Stock at the original exercise price of $5.50 per share.  The Series C Warrants have anti-dilution protection provisions and, under certain conditions, grant the right to the holder to require the Company to adjust the warrant’s exercise price to a lower price.  Accordingly, through June 30, 2014, these warrants were accounted for as derivative liabilities.  On January 21, 2014, the value of the initial warrant derivative liability was calculated to be $1,368,908.  The Company received $500,000 in cash of which $100,000 was identified as deferred financing costs, resulting in an initial loss on the fair value of the derivative liability of $868,908. The price of $5.00 per share of the Series A and Series B warrants granted in conjunction with the January 2014 issuance resulted in the revaluation of the Series C warrants granted to Full Circle and an increase to the derivative liability of $153,994.

The Company used the binomial pricing model and assumptions that consider, among other factors, the fair value of the underlying stock, risk-free interest rate, volatility, expected life and dividend rates in estimating fair value for the warrants considered to be derivative instruments.  The Company’s stock has been thinly traded since being delisted in the first quarter 2014, and all conversions of debt from the January 2014 issuance during the first and second quarters 2014 were converted using a stock price of $5.00 per share.  Using the binomial pricing model and a stock price of $5.00 per share, management utilized initial scenario stock prices of $3.00, $4.00, $6.00, and $7.00.  Assuming a 3 year expected term, management assessed the probabilities of the stock prices for each year, with probabilities more heavily weighted toward lower stock prices, in light of the Company’s delisted status, changes in leadership, and the Company’s current inability to execute its initial financing with Full Circle. The underlying assumptions used for the six months ended June 30, 2014 were:

June 30, 2014
Risk-free interest rate	0.03%
Expected dividend yield	0.00%
Expected term (in years)	3
Expected volatility	33%

Changes in fair value of the derivative financial instruments are recognized in the Company’s consolidated statement of operations as a derivative gain or loss and are included in other income (expense). The warrant derivative gains (losses) are non-cash income (expenses); and for the three month and six month periods ended June 30, 2014 related derivative gain or loss is included in other income (expense) in the Company’s consolidated statement of operations.  The primary underlying risk exposure pertaining to the warrants is the change in fair value of the underlying Common Stock for each reporting period.

Changes in the derivative warrant liability for the three and six month periods June 30, 2014 are as follows:

	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014
Balance at beginning period	1,147,640	—
Fair value of warrants issued	—	1,368,908
Increase in derivative liability resulting from anti-dilution provision in agreement with Full Circle	—	153,994
Increase (decrease) in the fair value of warrant liability	(223,876)	(599,138)
Balance at end of period	923,764	923,764

	Three Months Ended	Six Months Ended
	June 30, 2014	June 30, 2014
Change in Gain (loss) on derivative liability
Balance at January 1, 2014 and March 31, 2014	647,640	—
Original Recognition on Derivative liabilty	—	(868,908)
Changes in estimated fair market liability	223,876	445,144
Gain, (loss) on derivative liabilty as of June 30, 2014	423,764	423,764